UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): November 29, 2021

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WD-40 COMPANY

(Exact Name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-06936 (Commission File Number) WD 40 CO (Commission Company Name)	95-1797918 (I.R.S. Employer Identification Number)

9715 Businesspark Avenue, San Diego, California 92131 (Address of principal executive offices, with zip code)

(619) 275-1400 (Registrant’s telephone number, including area code)

n/a (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common stock, par value $0.001 per share	WDFC	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

ITEM 1.01.    Entry into a Material Definitive Agreement

On November 29, 2021, WD-40 Company (the “Company”) entered into a LIBOR Transition Amendment (the “LIBOR Amendment”) with Bank of America, N.A. The LIBOR Amendment is effective November 29, 2021 and modifies the Company’s Amended and Restated Credit Agreement dated March 16, 2020, as amended by the First Amendment to Credit Agreement dated September 30, 2020 (collectively, the “Credit Agreement”). Capitalized terms used but not defined in this report will have the meanings given to them in the Credit Agreement.

The LIBOR Amendment changes the Company’s index rates under the Credit Agreement for British Pound Sterling and U.S. Dollar borrowings from the London Interbank Offered Rate as administered by ICE Benchmark Administration to the Sterling Overnight Index Average Reference Rate and the Bloomberg Short-term Bank Yield Index rate, respectively, as well as certain definitions and clarifications within the Credit Agreement to accommodate the change in index rates. Except as set forth in the LIBOR Amendment, the other terms and conditions of the Credit Agreement remain in full force and effect. All other material terms included in the Credit Agreement remain unchanged as a result of the execution of the LIBOR Amendment.

ITEM 2.03.    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 above is incorporated herein by reference to this Item 2.03.

ITEM 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10(a)	LIBOR Transition Agreement dated November 29, 2021 among WD-40 Company and Bank of America, N.A.

104	The cover page from this Current report on Form 8-K, formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WD-40 Company
(Registrant)

Date: December 1, 2021	/s/ JAY W. REMBOLT
Jay W. Rembolt
Vice President, Finance
Treasurer and Chief Financial Officer